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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-114120 on Form S-8 of Western Reserve Bancorp, Inc. of our report dated March 11, 2005 appearing in this Annual Report on Form 10-KSB of Western Reserve Bancorp, Inc. for the year ended December 31, 2004.

                                                    Crowe Chizek and Company LLC

Cleveland, Ohio
March 29, 2005